                                                                      EXHIBIT 99

MEDIA CONTACT:                                ANALYST CONTACT:
     Bill Murschel  (216) 689-0457                Vern Patterson  (216) 689-0520

WEB SITE:         www.Key.com

FOR IMMEDIATE RELEASE

                KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
                -------------------------------------------------

- FULL-YEAR NET INCOME UP 11 PERCENT OVER PRIOR YEAR
- COMMERCIAL, CONSUMER LOAN GROWTH STRONG
- RECORD FEE INCOME LEVELS ACHIEVED

         CLEVELAND, January 19, 2000 - KeyCorp (NYSE: KEY) today reported 1999 earnings of $1.107 billion, or $2.45 per diluted common share, up 11 percent from $996 million, or $2.23 per share for the previous year. For the 1999 fourth quarter, earnings were $264 million, or $0.59 per diluted common share, up from $260 million, or $0.57, for the same quarter a year ago.

         On a core basis, which excludes significant nonrecurring items, Key's 1999 earnings were $1.051 billion, or $2.33 per diluted common share, up 11 percent from $948 million, or $2.12 per share in 1998. For the fourth quarter of 1999, core earnings were $264 million, or $0.59 per diluted common share, up from $249 million, or $0.54 per share for the same quarter a year ago.

         "Key's record annual earnings, which surpassed $1 billion for the first time, reflect the underlying strength of our enterprise and reaffirm our strategic direction," said Robert W. Gillespie, chairman and chief executive officer. "We benefited from an improving performance by Key's retail bank, strong commercial and consumer loan demand, and fee-income growth in several important businesses, including investment banking and capital markets, trust and asset management, and brokerage. These businesses ended the year on a strong note. Consequently, consolidated fourth quarter operating results were more positive than we expected.

         "The strategic actions we have taken in the fourth quarter -- including selling our Long Island retail business and reaching an agreement to sell our credit card operations -- support our strategic transformation into an integrated, multi-line financial services company and allow us to direct our financial resources and people towards our faster growing businesses. In addition, we have implemented several initiatives to improve Key's overall efficiency."

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 2




         Results for the fourth quarter of 1999 include significant nonrecurring items. Key recorded a gain of $194 million ($122 million after tax, or $0.27 per diluted common share) from the October sale of branches in Long Island, NY. Key also recorded restructuring and other nonrecurring charges of $194 million ($122 million after tax, or $0.27 per diluted common share). Of the $194 million in charges, $145 million relates to the efficiency program announced by Key last November, under which restructuring and other one-time charges of up to $180 million may be incurred. Key currently expects that the remainder of the charges from this program will be recorded in the first half of 2000.

         Key's returns on average equity and average assets for the 1999 and 1998 reporting periods are as follows:

                                                           As Reported                 Cash Earnings Basis
                                                   ----------------------------    -----------------------------
                                                       1999          1998              1999           1998
                                                       ----          ----              ----           ----
For the fourth quarter:
         Return on average equity                       16.2%          17.1%             22.6%          24.0%
         Return on average assets                       1.27%          1.31%             1.40%          1.44%
For the full year:
         Return on average equity                       17.7%          18.0%             25.1%          24.7%
         Return on average assets                       1.37%          1.32%             1.51%          1.45%

          Net interest income in the fourth quarter of 1999 totaled $705 million, up slightly from the prior quarter and up $18 million from the fourth quarter of last year. Continued growth in average earning assets accounted for the improvement from the third quarter, while the net interest margin experienced a slight decline of 4 basis points to 3.88 percent. The increase in net interest income from the fourth quarter of 1998 resulted from a 5 percent increase in average earning assets (reflecting continued momentum in commercial and consumer lending) to $73.1 billion. This growth more than offset the impact of an 11 basis point reduction in the net interest margin.

          Noninterest income of $670 million for the fourth quarter of 1999 was significantly higher than the $447 million reported a year ago, and included a $194 million gain from the sale of the Long Island branches and $30 million of nonrecurring charges. Excluding these items and $27 million in the fourth quarter of 1998 that related to a nonrecurring event, noninterest income was up $86 million, or 20 percent, from the year-ago quarter. Of the fourth quarter 1999 nonrecurring charges that reduced noninterest income by $30 million, the most significant was a $19 million charge that resulted from a more conservative valuation of assets related to securitizations completed in prior periods. Factors contributing to the improvement included strong increases in income from investment banking and capital markets activities (up $31 million), and trust and asset management (up $19 million) which were attributable to Key's October 1998 acquisition of McDonald & Company.

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 3

         Noninterest expense totaled $883 million for the fourth quarter of 1999, compared with $667 million in the year-ago quarter. In addition to the $145 million of charges related to Key's efficiency initiatives, $18 million of other one-time charges were recorded. The largest of these one-time charges was $7 million. Excluding nonrecurring charges in 1999 and $8 million of merger and integration charges recorded a year ago, noninterest expense was up $61 million, or 9 percent from the fourth quarter of 1998. Primary factors contributing to this increase were higher costs for personnel (up $31 million) and computer processing (up $14 million). The growth in personnel expense came largely from the effect of the McDonald acquisition and the effect of various incentive programs, including those related to investment banking and capital markets activities.

         The provision for loan losses was $83 million for the fourth quarter of 1999, up $5 million from that reported in the prior quarter, and $6 million higher than that reported for the fourth quarter of last year. Net loan charge-offs totaled $83 million and were 0.52 percent of average loans outstanding for the quarter, compared with 0.49 percent for the prior quarter and 0.50 percent for the year-ago quarter. Key's nonperforming assets ended the year at $433 million, or 0.67 percent of loans plus other real estate owned and other nonperforming assets, compared with $407 million, or 0.64 percent, at September 30, 1999. Three commercial credits represent the majority of the fourth quarter increase in nonaccrual loans.

         Key's capital ratios continue to exceed all "well-capitalized" benchmarks. At December 31, 1999, Key's estimated Tier 1 and total risk-adjusted capital ratios were 7.65 percent and 11.59 percent, respectively, and the estimated leverage ratio was 7.78 percent. The tangible equity to tangible assets ratio was 6.03 percent at December 31, 1999, compared with 6.06 percent last quarter and 5.93 percent a year earlier. The decline from the prior quarter reflects Key's fourth quarter 1999 repurchase of 5,500,000 of its common shares under an authorization that allows for the repurchase of up to 10,000,000 shares. There were 1,963,337 shares remaining for repurchase under this authorization as of December 31, 1999.

         Key also announced its intention to retain the home equity loans originated by its Champion subsidiary on its balance sheet, de-emphasizing its past practice of securitizing and selling these loans. "Loans originated through Champion have become some of our most attractive assets," Gillespie noted. "Retaining Champion's loans will provide a high-quality replacement asset for those divested as part of the pending sale of our credit card portfolio." Key expects that this action will reduce the company's 2000 earnings per diluted common share by approximately $0.08.

         Cleveland-based KeyCorp (NYSE: KEY) is one of the nation's largest integrated multi-line financial services companies, with assets of about $83 billion. Through a nationwide network of offices, Key companies provide investment management, retail and commercial banking, consumer finance, and investment banking products and services to individuals and companies across the U.S. In addition to its

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 4




offices, Key operates a network of 2,600 ATMs and telephone banking centers (1-800-KEY2YOU) that provide account access and financial products 24 hours a day. Key's Web site is www.Key.com.

--------------------------------------------------------------------------------
This news release contains forward-looking statements that are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the economy which could materially change anticipated credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; unforeseen business risks stemming from Year 2000 computer systems difficulties and related issues; and significant changes in accounting, tax, or regulatory practices or requirements.
--------------------------------------------------------------------------------

NOTE TO EDITORS: SOME OF THE FINANCIAL TABLES THAT FOLLOW INCLUDE QUARTERLY DATA FOR THREE PERIODS -- DEC. 31, 1999, SEPT. 30, 1999 (THE PREVIOUS QUARTER), AND DEC. 31, 1998. PLEASE BE SURE TO USE THE APPROPRIATE COLUMN OF FIGURES FOR YOUR DESIRED COMPARISONS, SINCE ONE OF THE PRIOR PERIOD COLUMNS ALLOWS FOR CURRENT QUARTER VS. PRIOR YEAR COMPARISONS AND THE OTHER ALLOWS FOR CURRENT QUARTER COMPARISONS TO THE IMMEDIATELY PRECEDING QUARTER.


                                       ###

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 5
                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                    THREE MONTHS ENDED
                                                                    ----------------------------------------------------
                                                                      12-31-99            9-30-99            12-31-98
                                                                    -------------       -------------       ------------
SUMMARY OF OPERATIONS
     Net interest income (TE)                                               $713                $709               $695
     Provision for loan losses                                                83                  78                 77
     Noninterest income                                                      670                 489                447
     Noninterest expense                                                     883                 701                667
     Net income                                                              264                 270                260

PER COMMON SHARE
     Net income                                                            $ .59               $ .60              $ .58
     Net income - assuming dilution                                          .59                 .60                .57
     Cash dividends                                                          .26                 .26               .235
     Book value at period end                                              14.41               14.25              13.63
     Market price at period end                                            22.13               25.81              32.00

AT PERIOD END
     Full-time equivalent employees                                       24,568              25,523             25,862
     Full-service banking offices                                            936                 963                968

PERFORMANCE RATIOS
     Return on average total assets                                         1.27 %              1.32 %             1.31 %
     Return on average equity                                              16.18               17.06              17.12
     Efficiency 1                                                          59.16               58.61              58.66
     Overhead 2                                                            30.39               30.18              32.37
     Net interest margin (TE)                                               3.88                3.92               3.99

CAPITAL RATIOS AT PERIOD END
     Equity to assets                                                       7.66 %              7.75 %             7.71 %
     Tangible equity to tangible assets                                     6.03                6.06               5.93
     Tier 1 risk-adjusted capital 3                                         7.65                7.84               7.21
     Total risk-adjusted capital 3                                         11.59               11.94              11.69
     Leverage 3                                                             7.78                7.85               6.95

ASSET QUALITY
     Net loan charge-offs                                                    $83                 $78                $77
     Net loan charge-offs to average loans                                   .52 %               .49 %              .50 %
     Allowance for loan losses                                              $930                $930               $900
     Allowance for loan losses to period end loans                          1.45 %              1.47 %             1.45 %
     Allowance for loan losses to nonperforming loans                     228.50              245.38             246.58
     Nonperforming loans at period end                                      $407                $379               $365
     Nonperforming assets at period end                                      433                 407                404
     Nonperforming loans to period end loans                                 .63 %               .60 %              .59 %
     Nonperforming assets to period end loans plus
        OREO and other nonperforming assets                                  .67                 .64                .65

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 6

                                                        FINANCIAL HIGHLIGHTS
                                          (dollars in millions, except per share amounts)


                                                                          TWELVE MONTHS ENDED
                                                                    ---------------------------------
                                                                      12-31-99            12-31-98
                                                                    -------------       -------------

SUMMARY OF OPERATIONS
     Net interest income (TE)                                             $2,819              $2,718
     Provision for loan losses                                               348                 297
     Noninterest income                                                    2,294               1,575
     Noninterest expense                                                   3,049               2,483
     Net income                                                            1,107                 996

PER COMMON SHARE
     Net income                                                            $2.47               $2.25
     Net income - assuming dilution                                         2.45                2.23
     Cash dividends                                                         1.04                 .94

PERFORMANCE RATIOS
     Return on average total assets                                         1.37 %              1.32 %
     Return on average equity                                              17.68               17.97
     Efficiency 1                                                          59.43               58.49
     Overhead 2                                                            31.52               35.17
     Net interest margin (TE)                                               3.93                4.08

ASSET QUALITY
     Net loan charge-offs                                                   $318                $297
     Net loan charge-offs to average loans                                   .51 %               .52 %



 1 Calculated as noninterest expense (excluding certain nonrecurring charges) divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions and gains from certain divestitures).

 2 Calculated as noninterest expense (excluding certain nonrecurring charges) less noninterest income (excluding net securities transactions and gains from certain divestitures) divided by taxable-equivalent net interest income.

 3   12-31-99 ratio is estimated.


TE = Taxable Equivalent

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000

PAGE 7\
                                                       CONSOLIDATED BALANCE SHEETS
                                                          (dollars in millions)


                                                                                12-31-99            9-30-99            12-31-98
                                                                              -------------      --------------      -------------
ASSETS
     Loans                                                                         $64,222             $63,181            $62,012
     Investment securities                                                             986                 989                976
     Securities available for sale                                                   6,665               6,567              5,278
     Short-term investments                                                          1,860               2,094              1,974
                                                                              -------------      --------------      -------------
        Total earning assets                                                        73,733              72,831             70,240
     Allowance for loan losses                                                        (930)               (930)              (900)
     Cash and due from banks                                                         2,816               3,018              3,296
     Premises and equipment                                                            797                 818                902
     Goodwill                                                                        1,389               1,422              1,430
     Other intangible assets                                                            60                  64                 79
     Corporate owned life insurance                                                  2,110               2,080              2,008
     Other assets                                                                    3,420               3,274              2,965
                                                                              -------------      --------------      -------------
        TOTAL ASSETS                                                               $83,395             $82,577            $80,020
                                                                              =============      ==============      =============



LIABILITIES
     Deposits in domestic offices:
        Noninterest-bearing                                                         $8,607              $9,050             $9,540
        Interest-bearing                                                            33,390              34,029             32,091
     Deposits in foreign office-interest-bearing                                     1,236                 387                952
                                                                              -------------      --------------      -------------
        Total deposits                                                              43,233              43,466             42,583
     Federal funds purchased and securities
        sold under repurchase agreements                                             4,177               3,510              4,468
     Bank notes and other short-term borrowings                                      8,439               8,551              9,728
     Other liabilities                                                               4,033               3,595              3,110
     Long-term debt                                                                 15,881              15,815             12,967
     Capital securities of subsidiary trusts                                         1,243               1,243                997
                                                                              -------------      --------------      -------------
        TOTAL LIABILITIES                                                           77,006              76,180             73,853


SHAREHOLDERS' EQUITY                                                                 6,389               6,397              6,167


                                                                              -------------      --------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $83,395             $82,577            $80,020
                                                                              =============      ==============      =============

Common Shares outstanding (000)                                                    443,427             448,824            452,452


KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 8

                                                  CONSOLIDATED STATEMENTS OF INCOME
                                           (dollars in millions, except per share amounts)


                                                                            THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                 --------------------------------------      ----------------------
                                                                  12-31-99       9-30-99       12-31-98       12-31-99     12-31-98
                                                                 ---------      ---------     ---------      ---------     ---------
INTEREST INCOME                                                  $   1,489      $   1,433     $   1,411      $   5,695     $   5,525

INTEREST EXPENSE                                                       784            733           724          2,908         2,841

                                                                 ---------      ---------     ---------      ---------     ---------
NET INTEREST INCOME                                                    705            700           687          2,787         2,684
Provision for loan losses                                               83             78            77            348           297
                                                                 ---------      ---------     ---------      ---------     ---------

                                                                       622            622           610          2,439         2,387

NONINTEREST INCOME
     Trust and asset management income                                 115            112            96            443           335
     Service charges on deposit accounts                                84             83            76            330           306
     Investment banking and capital markets income                     111             77            80            354           239
     Brokerage income                                                   39             33            30            156            71
     Corporate owned life insurance income                              31             25            32            107           104
     Credit card fees                                                   16             16            18             63            68
     Net loan securitization gains (losses)                            (18)            32            (3)            64             4
     Net securities gains                                                3              2             5             29             9
     Gains from branch divestitures                                    194           --            --              194            39
     Gains from other divestitures                                    --               13            27            161            50
     Other income                                                       95             96            86            393           350
                                                                 ---------      ---------     ---------      ---------     ---------
        Total noninterest income                                       670            489           447          2,294         1,575

NONINTEREST EXPENSE
     Personnel                                                         378            349           343          1,482         1,256
     Net occupancy                                                      64             58            56            239           226
     Equipment                                                          50             48            51            203           185
     Computer processing                                                63             60            49            236           176
     Marketing                                                          22             35            19            106           100
     Amortization of intangibles                                        25             25            24            104            91
     Professional fees                                                  20             18            16             70            62
     Restructuring charges                                              91              7          --               98          --
     Other expense                                                     170            101           109            511           387
                                                                 ---------      ---------     ---------      ---------     ---------
        Total noninterest expense                                      883            701           667          3,049         2,483
                                                                 ---------      ---------     ---------      ---------     ---------

INCOME BEFORE INCOME TAXES                                             409            410           390          1,684         1,479
     Income taxes                                                      145            140           130            577           483
                                                                 ---------      ---------     ---------      ---------     ---------
NET INCOME                                                       $     264      $     270     $     260      $   1,107     $     996
                                                                 =========      =========     =========      =========     =========

Net income per Common Share                                      $     .59      $     .60     $     .58      $    2.47     $    2.25
Net income per Common Share - assuming dilution                        .59            .60           .57           2.45          2.23

Wtd. avg. Common Shares (000)                                      446,402        448,742       449,949        448,168       441,895
Wtd. avg. Common Shares and potential
    Common Shares (000)                                            449,678        452,886       454,527        452,363       447,437

Taxable-equivalent adjustment                                    $       8      $       9     $       8      $      32     $      34

KEYCORP'S RECORD 1999 EARNINGS SURPASS $1 BILLION
JANUARY 19, 2000
PAGE 9

                                                 CONSOLIDATED AVERAGE BALANCE SHEETS
                                                            (in millions)


                                                                          THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                               --------------------------------------       -----------------------
                                                               12-31-99        9-30-99       12-31-98       12-31-99       12-31-98
                                                               --------       --------       --------       --------       --------
ASSETS
     Loans                                                     $ 63,486       $ 62,799       $ 60,656       $ 62,401       $ 57,422
     Investment securities                                          974            970          1,002            979          1,083
     Securities available for sale                                6,667          6,359          6,066          6,403          6,610
     Short-term investments                                       1,954          1,836          1,747          1,873          1,563
                                                               --------       --------       --------       --------       --------
        Total earning assets                                     73,081         71,964         69,471         71,656         66,678
     Allowance for loan losses                                     (916)          (920)          (888)          (911)          (888)
     Cash and due from banks                                      2,725          2,589          2,655          2,624          2,583
     Other assets                                                 7,684          7,662          7,730          7,577          6,908
                                                               --------       --------       --------       --------       --------
        TOTAL ASSETS                                           $ 82,574       $ 81,295       $ 78,968       $ 80,946       $ 75,281
                                                               ========       ========       ========       ========       ========

LIABILITIES
     Deposits in domestic offices:
        Noninterest-bearing                                    $  8,430       $  8,534       $  8,810       $  8,474       $  8,509
        Interest-bearing                                         33,205         33,153         32,072         32,683         31,850
     Deposits in foreign office-interest-bearing                    906            776            366            823            913
                                                               --------       --------       --------       --------       --------
        Total deposits                                           42,541         42,463         41,248         41,980         41,272
     Federal funds purchased and securities
        sold under repurchase agreements                          4,384          4,495          5,205          4,856          6,635
     Bank notes and other short-term borrowings                   8,243          7,428         10,171          7,912          7,975
     Other liabilities                                            3,836          3,561          3,057          3,464          2,681
     Long-term debt                                              15,852         15,864         12,265         15,311         10,296
     Capital securities of subsidiary trusts                      1,243          1,205            997          1,162            879
                                                               --------       --------       --------       --------       --------
        TOTAL LIABILITIES                                        76,099         75,016         72,943         74,685         69,738


SHAREHOLDERS' EQUITY                                              6,475          6,279          6,025          6,261          5,543


                                                               --------       --------       --------       --------       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $ 82,574       $ 81,295       $ 78,968       $ 80,946       $ 75,281
                                                               ========       ========       ========       ========       ========
